AZZAD FUNDS

Azzad Ethical Fund (ADJEX)

Azzad Wise Capital Fund (WISEX)

Supplement to the Prospectus and

Statement of Additional Information,

each dated January 27, 2021,

as Supplemented May 3, 2021

Supplement dated July 26, 2021

The information in this Supplement amends certain information contained in the Prospectus and Statement of Additional Information for the Funds, each dated January 27, 2021, as supplemented May 3, 2021.

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Effective July 26, 2021, the Board of Trustees (the “Board”) or Azzad Funds (the “Trust”) approved a Sub-Subadvisory Agreement among Azzad Asset Management, Inc. (the “Adviser”), Federated Investment Management Company (“Federated”) and Federated Hermes (UK) LLP (the “Sub-Subadviser”), whereby the Sub-Subadviser would provide sub-subadvisory services to Federated in its role as sub-adviser of the Azzad Wise Capital Fund (“Wise Fund”).

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The second-last paragraph of the “Principal investment strategy” section for the Wise Fund are deleted in their entirety and replaced with the following:

The Wise Fund’s sub-adviser, Federated Investment Management Company (“Federated”) directs the investment of most of the Wise Fund’s assets, furnishing investment information, advice, and recommendations to the Wise Fund as to the acquisition, holding, or disposition of securities or other assets that the Wise Fund may own or contemplate acquiring from time to time. The Adviser and Federated have retained Federated Hermes (UK) LLP (the “Sub-Subadviser”), an affiliate of Federated, to provide assistance in carrying out Federated’s duties as the Wise Fund’s sub-adviser.  The Adviser will oversee each of Federated and the Sub-Subadviser and will be responsible for the day-to-day portfolio management of the Wise Fund related to the dividend-yielding equity portion of the Wise Fund’s portfolio and for ensuring that the Wise Fund’s holdings and portfolio management complies with its ethical investment restrictions.

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The following portfolio manager is added to the “Investment Sub-Adviser” section of the Prospectus under the heading “Portfolio Managers” with respect to the Wise Fund:

Mohammed Elmi, CFA

Vice President, Portfolio Manager and Senior Investment Analyst at Federated Hermes (UK) LLP

Portfolio manager of the Wise Fund since July 26, 2021

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The last paragraph of the “Principal investment strategy of the Azzad Wise Capital Fund” section of the Prospectus is deleted in its entirety and replaced with the following:

Federated directs the investment of most of the Wise Fund’s assets, furnishing investment information, advice and recommendations to the Wise Fund as to the acquisition, holding or disposition of securities or other assets that the Wise Fund may own or contemplate acquiring from time to time. Federated has retained the Sub-Subadviser, an affiliate of Federated, to provide assistance in carrying out Federated’s duties as the Wise Fund’s sub-adviser.  The Adviser will oversee each of Federated and the Sub-Subadviser and will be responsible for the day-to-day portfolio management of the Wise Fund related to the dividend-yielding equity portion of the Wise Fund’s portfolio and for ensuring that the Wise Fund’s holdings and portfolio management complies with its ethical investment restrictions.

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The section of the Prospectus entitled “The Sub-Adviser to the Azzad Wise Capital Fund” is deleted in its entirety and replaced with the following:

Federated Investment Management Company (“Federated”), a Delaware statutory trust, located at 1001 Liberty Avenue, Pittsburgh, PA, 15222, serves as sub-adviser to the Wise Fund.  Federated Hermes (UK) LLP (the “Sub-Subadviser”), a limited liability partnership, located at 150 Cheapside, London, United Kingdom EC2V 6ET, serves as sub-subadviser to the Wise Fund.  Federated and the Sub-Subadviser are each SEC registered investment advisers that, collectively, with other affiliates of Federated Hermes, Inc., had approximately $625 billion in assets under management as of March 31, 2021. As sub-adviser and sub-subadviser, Federated and the Sub-Subadviser manage the Wise Fund’s portfolio and implement trades on behalf of the Wise Fund.

Federated and the Sub-Subadviser are each indirect, wholly-owned subsidiaries of Federated Hermes, Inc., a Pennsylvania corporation with a principal address of 1001 Liberty Avenue, Pittsburgh, PA 15222-3779, and a publicly owned company (Ticker Symbol: FHI).  Federated Hermes, Inc. owns 100% of the outstanding voting securities of FII Holdings, Inc., a Delaware corporation with a principal address of 1105 N. Market Street, Suite 1300 Wilmington, DE 19801.  FII Holdings owns 100% of the outstanding voting securities of Federated and the Sub-Subadviser.

Under a Sub-Advisory Agreement between the Adviser and Federated, Federated earns an annual sub-advisory of  0.60% on the first $25 million in assets; 0.50% on assets between $25 million and $50 million; and 0.40% on assets over $50 million of the average daily net assets for the portion of the Wise Fund that it manages. As of January 1, 2021, the Sub-Adviser has voluntarily reduced its annual sub-advisory fee to 0.25% of the average daily net assets for the portion of the Wise Fund that it manages. The sub-advisory fee is paid out of the annual management fee the Adviser receives, not by the Wise Fund directly. A discussion regarding the basis for the Board’s approval of the Sub-Advisory Agreement with Federated is available in the Fund’s Annual Report to Shareholders for the period ended June 30, 2020.

Under a Sub-Subadvisory Agreement between the Adviser, Federated and the Sub-Subadviser, the Adviser and Federated have retained the Sub-Subadviser to provide sub-subadvisory services to Federated in connection with its role as sub-adviser of the Wise Fund.  Under the terms of the Sub-Subadvisory Agreement, the sub-subadvisory fee is paid out of the sub-advisory fee Federated receives, not by either the Wise Fund or the Adviser directly.  A discussion regarding the basis for the Board’s approval of the Sub-Subadvisory Agreement between Federated and the Sub-Subadviser will be available in the Fund’s Semi-Annual Report to Shareholders for the period ending December 31, 2021.

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The following information is added to the “Portfolio Managers” section of the Prospectus with respect to the Wise Fund:

Mohammed Elmi, CFA is a Vice President, Portfolio Manager and Senior Investment Analyst at Federated Hermes (UK) LLP. Mr. Elmi is responsible for portfolio management and research in global fixed income.  Mr. Elmi joined the Sub-Subadviser in 2013 as an Investment Analyst. Mr. Elmi previously served as Director, Emerging Market Credit Strategist for Societe Generale, as Vice President, Emerging Market Credit Analyst for Credit Suisse, as Investment Manager for Mashreq Capital, and as Product Development Manager for Bloomberg LP.  Mr. Elmi received a B.Sc. and a M.Sc. from the University of London.

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The SUB-ADVISER (AZZAD WISE CAPITAL FUND) section of the Statement of Additional Information, is deleted in its entirety and replaced with the following:

The Adviser has retained Federated Investment Management Company (“Federated”) to serve as sub-adviser to the Wise Fund. Federated has retained Federated Hermes (UK) LLP (the “Sub-Subadviser”), an affiliate of Federated, to provide assistance in carrying out Federated’s duties as the Wise Fund’s sub-adviser. As sub-adviser to the Wise Fund, Federated directs the investment of the majority of the Fund’s assets, in accordance with the investment objective and policies outlined in the Fund’s prospectus and this Statement of Additional Information. With respect to the portion of the Fund’s assets that it sub-advises, Federated furnishes investment information, advice and recommendations to the Fund as to the acquisition, holding, or disposition of investments, all in accordance with the 1940 Act, periodic reporting as required and requested by the Adviser, and other provisions of the Sub-Advisory Agreement. The Adviser is responsible for the day-to-day portfolio management of the Fund related to the dividend yielding equity portion of the Fund’s portfolio and for ensuring that the Fund’s holdings and portfolio management complies with its ethical investment mandate. The Adviser pays sub-advisory fees to Federated out of its own advisory fee. Under the terms of the Sub-Subadvisory Agreement, the sub-subadvisory fee is paid out of the sub-advisory fee Federated receives, not by either the Wise Fund or the Adviser directly.  The compensation of any officer, director or employee of Federated or the Sub-Subadviser who is rendering services to the Wise Fund is paid by Federated or the Sub-Subadviser, respectively.

Each of the Sub-Advisory Agreement and the Sub-Subadvisory Agreement will remain in force for an initial two-year period and from year to year thereafter, subject to annual approval by (a) the Board of Trustees or (b) a vote of the majority of the Fund’s outstanding voting securities, provided that in either event continuance is also approved by a majority of the Independent Trustees, by a vote cast in person at a meeting called for the purpose of voting such approval. The Sub-Advisory Agreement may be terminated at any time, with 60 days’ written notice, without the payment of any penalty, by the Board of Trustees, by a vote of a majority of the Fund’s outstanding voting securities, by the Adviser, or by Federated. The Sub-Subadvisory Agreement may be terminated at any time, with 60 days’ written notice, without the payment of any penalty, by the Board of Trustees, by a vote of a majority of the Fund’s outstanding voting securities, by Federated, or by the Sub-Subadviser. The Sub-Advisory Agreement and the Sub-Subadvisory Agreement shall each automatically terminate in the event of its assignment, as defined by the 1940 Act and the rules thereunder.

The sub-advisory fee paid by the Adviser to Federated pursuant to the Sub-Advisory Agreement for the last three fiscal years is set forth below.  Under the terms of the Sub-Subadvisory Agreement, the sub-subadvisory fee is paid out of the sub-advisory fee Federated receives, not by either the Wise Fund or the Adviser.

	For the Fiscal Years Ended June 30
Azzad Wise Capital Fund	2020	2019	2018
Sub-advisory Fees Paid	$470,369.21	$351,548.06	$344,041.03

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The following information is added to the SUB-ADVISER (AZZAD WISE CAPITAL FUND) section of the Statement of Additional Information, immediately preceding the “Conflicts of Interest Section”:

Federated Hermes (UK) LLP

Federated Hermes (UK) LLP (the “Sub-Subadviser”), an affiliate of Federated, is a wholly owned subsidiary of Federated Hermes, Inc.  The Sub-Subadviser, Federated, and other subsidiaries of Federated Hermes, Inc., advise various equity, fixed-income, alternative/private markets, multi-asset and liquidity management strategies and a range of separately managed account strategies which totaled approximately $625 billion in assets as of March 31, 2021.  Federated Hermes, Inc. was established in 1955 and is one of the largest investment managers in the United States with nearly 2,000 employees and provides investment products to approximately 11,000 financial intermediaries and institutions. The Sub-Subadviser provides certain credit research and other services to Federated and certain other affiliates, and receives certain administrative services from its affiliate, Federated Advisory Services Company. There will be no separate fee charged to or payable by the Adviser or the Wise Fund, for the services provided by the Sub-Subadviser or Federated Advisory Services Company to Federated in connection with its duties as the Wise Fund’s sub-adviser.

Mr. Mohammed Elmi assists Mr. Elbarmil, Mr. Salib and Mr. Polinski in managing the Wise Fund. Mr. Elmi receives a market driven fixed based salary and a variable annual incentive based primarily on Investment Product Performance and may also include a discretionary component based on a variety of factors deemed relevant, such as financial measures and performance.

The following provides information regarding other accounts managed by Mr. Elmi as of June 30, 2021:

Mohammed Elmi:

Category of Account	Total Number of Accounts Managed	Total Assets in Accounts Managed (in millions)	Number of Accounts for which Advisory Fee is Based on Performance	Assets in Accounts for which Advisory Fee is Based on Performance
Other Registered Investment Companies	2	$1,271	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	0	$0	2	$0

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The following information is added to the Conflicts of Interest section of the Statement of Additional Information, as it relates to the Wise Fund:

As a general matter, certain conflicts of interest may arise in connection with a portfolio manager's management of a fund's investments, on the one hand, and the investments of other funds/pooled investment vehicles or accounts (collectively, including the Fund, as applicable, “accounts”) for which the portfolio manager is responsible, on the other. For example, it is possible that the various products managed could have different investment strategies that, at times, might conflict with one another to the possible detriment of the Fund. Alternatively, to the extent that the same investment opportunities might be desirable for more than one account, possible conflicts could arise in determining how to allocate them. Other potential conflicts can include, for example, conflicts created by specific portfolio manager compensation arrangements (including, for example, the allocation or weighting given to the performance of the Fund or other accounts or activities for which the portfolio manager is responsible in calculating the portfolio manager's compensation), and conflicts relating to selection of brokers or dealers to execute Fund portfolio trades and/or specific uses of commissions from Fund portfolio trades (for example, research or “soft dollars”). Federated and the Sub-Subadviser have each adopted policies and procedures and has structured the portfolio managers' compensation in a manner reasonably designed to safeguard the Fund from being negatively affected as a result of any such potential conflicts.

Ownership.  Dollar Range of equity securities of the respective Funds held by the portfolio managers as of June 30, 2021.

Name of Portfolio Manager	Dollar Range of Equity Securities in Azzad Ethical Fund	Dollar Range of Equity Securities in Azzad Wise Capital Fund	Aggregate Dollar Range of Equity Securities in all Registered Investment Companies Overseen by Portfolio Managers Within the Azzad Funds
Ihab Salib	None	None	None
John Polinski	None	None	None
Mohammed Elmi	None	None	None

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The last paragraph of the “CODE OF ETHICS” section of the Statement of Additional Information, is deleted in its entirety and replaced with the following:

Personnel of Federated and the Sub-Subadviser may invest in securities for their own account pursuant to a Code of Ethics. The Code of Ethics adopted by Federated and the Sub-Subadviser sets forth all employees’ fiduciary responsibilities regarding clients, establishes procedures for personal financial and outside business interests, conflicts, confidentiality, insider trading, fair dealing and proper use of company assets. For example, employees are prohibited from transacting in equity securities of Federated and the Sub-Subadviser during any “blackout periods” or “closed periods” imposed by Federated, and the Sub-Subadviser or its affiliates. Violations of the Code of Ethics involve significant sanctions including termination of employment, and in some cases, civil and criminal liability. Under the Code of Ethics, each of Federated’s and the Sub-Subadviser’s personnel may invest in securities, including securities that may be purchased or held by the Wise Fund.

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The second paragraph of the “DISCLOSURE OF PORTFOLIO HOLDINGS” section of the Statement of Additional Information, is deleted in its entirety and replaced with the following:

The Funds release portfolio holdings to third party servicing agents daily in order for those parties to perform their duties on behalf of the Funds.  These third-party servicing agents include the Adviser, Federated, the Sub-Subadviser, DIFA, Transfer Agent, Fund Accounting Agent, Administrator, and Custodian.  Additionally, the Funds may release portfolio holdings to third party rating agencies and data reporting platforms on a periodic basis.  The Funds also may disclose portfolio holdings, as needed, to auditors, legal counsel, proxy voting services (if applicable), pricing services, parties to merger and reorganization agreements and their agents, and prospective or newly hired investment advisers or sub-advisers.  This information is disclosed to third parties under conditions of confidentiality.  "Conditions of confidentiality" include (i) confidentiality clauses in written agreements, (ii) confidentiality implied by the nature of the relationship (e.g., attorney-client relationship), (iii) confidentiality required by fiduciary or regulatory principles (e.g., custody relationships), or (iv) understandings or expectations between the parties that the information will be kept confidential.

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This supplement, the Prospectus and the Statement of Additional Information, each dated January 27, 2021, as supplemented May 3, 2021, provide the information a prospective investor should know about the Funds and should be retained for future reference.   You may obtain a copy of the current Prospectus or Statement of Additional Information without charge by calling Azzad Funds at 888.862.9923 or visiting www.azzadfunds.com.